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                                   SUPPLEMENT
                               DATED MAY 31, 2005
                                     TO THE
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 29, 2005
            FOR THE CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                        THE HARTFORD MUTUAL FUNDS, INC.

In the section entitled "Distribution Arrangements," the second paragraph under the sub-heading "General" on page 55 is replaced with the following paragraph:

     HIFSCO is authorized by the Company to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

     PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.